Exhibit 10.50

Termination Agreement

Party A:  Beijing Ambow Shida Education Technology Co., Ltd.

Party B:  Beijing Ambow Online Software Co., Ltd.

Party A and Party B has mutually agreed on the termination, and reached the following agreement:

1.	The “Exclusive Cooperation Agreement”, “Supplementary Agreement” and “Asset Transfer And Lease Service Agreement” (hereinafter refer to as “Agreements”) was signed by both parties on January 31, 2005 and on May 13, 2010. Both parties agreed to terminate the abovementioned Agreements from June 29th, not to execute, and not to pursue all the responsibilities and consequences arising from the Agreements.

2.	This agreement takes into effect after being signed and sealed by both parties.

3.	The agreement shall be made in three copies with the same legal effect, in which Party A shall hold one copy and Party B shall hold two copies respectively.

Party A (Seal):

Representative (Signature):

[           /2017]

Party B ((Seal)):

Representative (Signature):

[           /2017]